Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value (5)
CLO Debt (6)
Structured Finance
United States
Apidos CLO XXXI	Secured Note - Class E-R, 12.18% (3M SOFR + 6.86%, due 04/15/2031)	06/07/22	$525,000	$492,286	$525,000	0.86%
CIFC Funding 2017-IV, Ltd.	Secured Note - Class D, 11.68% (3M SOFR + 6.36%, due 10/24/2030)	09/22/22	500,000	436,768	499,250	0.82%
Tralee CLO VII, Ltd.	Secured Note - Class E, 12.98% (3M SOFR + 7.65%, due 04/25/2034)	06/02/22	550,000	491,743	532,400	0.87%
Total CLO Debt				1,420,797	1,556,650	2.55%

CLO Equity (7)(8)
Structured Finance
United States
Ares LXII CLO Ltd.	Subordinated Note (effective yield 18.35%, maturity 01/25/2034)	01/18/24	4,750,000	3,334,873	3,266,619	5.34%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 18.34%, maturity 04/15/2035)	01/26/23	600,000	461,175	457,541	0.75%
Ares LXIX CLO Ltd.	Income Note (effective yield 22.96%, maturity 04/15/2037) ⁽⁹⁾	01/31/24	4,850,000	3,495,687	3,507,716	5.74%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 27.02%, maturity 07/16/2034)	08/09/23	2,750,000	1,455,449	1,466,689	2.40%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 26.09%, maturity 01/22/2035)	09/05/23	3,450,000	2,060,569	2,115,693	3.46%
Bardot CLO, Ltd.	Subordinated Note (effective yield 41.94%, maturity 10/22/2032) ⁽⁹⁾	11/22/22	275,000	162,379	149,031	0.24%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 18.85%, maturity 07/15/2034)	09/07/22	600,000	432,223	392,173	0.64%
Barings CLO Ltd. 2022-II	Income Note (effective yield 32.36%, maturity 07/15/2072) ⁽⁹⁾	06/21/22	1,000,000	371,430	511,424	0.84%
Battalion CLO XXIII Ltd.	Income Note (effective yield 22.11%, maturity 07/15/2036) ⁽⁹⁾	05/19/22	600,000	426,699	328,406	0.54%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 18.41%, maturity 07/15/2035) ⁽⁹⁾	07/13/22	475,000	390,068	441,258	0.72%
Belmont Park CLO, Ltd.	Income Note (effective yield 17.29%, maturity 04/15/2037) ⁽⁹⁾	02/21/24	3,450,000	2,499,629	2,519,239	4.12%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 20.82%, maturity 04/20/2034)	05/31/22	750,000	465,003	363,715	0.59%
Carlyle US CLO 2021-10, Ltd.	Subordinated Note (effective yield 20.41%, maturity 10/20/2034)	08/16/23	1,400,000	906,141	845,965	1.38%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 20.11%, maturity 04/20/2035)	08/15/23	2,775,000	2,002,877	1,953,065	3.19%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 16.23%, maturity 10/15/2036) ⁽⁹⁾	07/06/23	1,000,000	740,673	661,446	1.08%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 20.74%, maturity 01/15/2035)	02/07/23	650,000	470,575	494,664	0.81%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 23.90%, maturity 10/20/2034)	12/14/22	650,000	461,010	500,372	0.82%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 19.37%, maturity 07/16/2035)	10/23/23	2,400,000	1,971,482	2,014,941	3.29%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 15.14%, maturity 07/16/2035) ⁽⁹⁾	08/01/22	600,000	479,095	514,599	0.84%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 20.65%, maturity 10/15/2037) ⁽⁹⁾	09/14/23	4,350,000	3,480,169	3,980,644	6.51%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 17.89%, maturity 04/18/2035)	02/15/24	1,831,800	1,341,519	1,349,432	2.21%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 20.65%, maturity 07/20/2034)	08/09/23	2,150,000	1,461,825	1,579,633	2.58%
Dryden 94 CLO, Ltd.	Income Note (effective yield 20.77%, maturity 07/15/2037) ⁽⁹⁾	04/28/22	3,000,000	2,125,835	1,890,609	3.09%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 19.68%, maturity 04/20/2035)	02/15/23	775,000	589,286	513,519	0.84%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 18.67%, maturity 10/15/2034)	08/08/23	1,985,000	1,436,221	1,257,975	2.06%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 21.34%, maturity 01/15/2035)	09/16/22	650,000	446,864	410,634	0.67%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 21.81%, maturity 04/20/2035)	06/06/23	1,000,000	720,308	791,818	1.29%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 20.35%, maturity 07/17/2035)	04/25/23	650,000	480,812	527,603	0.86%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 16.66%, maturity 10/20/2036)	10/26/23	2,900,000	1,964,771	1,970,200	3.22%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 24.89%, maturity 10/20/2034)	05/31/22	600,000	446,356	494,860	0.81%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 26.15%, maturity 01/21/2035)	04/27/23	925,000	561,434	643,422	1.05%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 25.63%, maturity 04/25/2048)	09/27/22	750,000	445,119	431,250	0.71%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 17.79%, maturity 01/22/2035)	03/13/24	4,200,000	2,992,500	2,970,951	4.86%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 16.80%, maturity 07/17/2036)	07/27/23	1,300,000	983,125	871,957	1.43%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 23.91%, maturity 04/15/2035)	07/27/23	1,600,000	966,332	883,883	1.45%
Octagon 58, Ltd.	Income Note (effective yield 21.42%, maturity 07/15/2037) ⁽⁹⁾	04/21/22	3,000,000	2,100,482	1,969,916	3.22%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 24.30%, maturity 07/20/2034)	08/07/23	2,275,000	1,454,376	1,529,639	2.50%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 16.85%, maturity 10/20/2034)	06/10/22	650,000	459,104	460,380	0.75%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 22.17%, maturity 07/20/2035)	06/20/23	1,000,000	702,898	829,428	1.36%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 19.36%, maturity 01/20/2035)	02/14/23	700,000	443,841	481,396	0.79%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 20.62%, maturity 01/20/2035)	07/27/23	1,400,000	995,750	1,162,732	1.90%
RR 23 Ltd.	Subordinated Note (effective yield 18.23%, maturity 10/15/2035)	10/12/23	3,250,000	1,946,250	2,043,450	3.34%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 21.47%, maturity 07/20/2034)	01/24/24	3,800,000	2,954,000	2,900,563	4.74%
Venture 45 CLO, Ltd.	Subordinated Note (effective yield 19.73%, maturity 07/20/2035)	09/19/22	700,000	513,565	372,009	0.61%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 27.04%, maturity 07/20/2035)	08/15/23	3,118,610	2,043,467	1,867,387	3.05%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 23.54%, maturity 07/20/2035) ⁽⁹⁾	06/03/22	600,000	417,512	342,334	0.56%
Total CLO Equity				57,060,758	57,032,180	93.25%

Total investments at fair value as of March 31, 2024				$58,481,555	$58,588,830	95.80%

Net assets above (below) fair value of investments					2,563,392

Net Assets as of March 31, 2024					$61,152,222

(1)	The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Fund Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	All securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(3)	Acquisition date represents the initial purchase date of investment.
(4)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	The fair value of CLO equity investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Fund's policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of March 31, 2024, the Fund's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 20.85%.
(9)	Fair value includes the Fund's interest in fee rebates on CLO subordinated and income notes.

Reference Key:

SOFR         Secured Overnight Financing Rate

See accompanying notes to the consolidated schedule of investments

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

(Unaudited)

1.	ORGANIZATION

Eagle Point Institutional Income Fund (the “Fund”) was formed as a Delaware statutory trust on October 22, 2021, and is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Fund may receive fee rebates from the CLO issuer. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Fund commenced operations on June 1, 2022 and is offering its shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value per share plus any applicable sales loads.

The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Fund and manages the investments of the Fund subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Fund (the “Administrator”).

The consolidated schedule of investments include the accounts of the Fund and its wholly-owned subsidiaries: EPIIF Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and EPIIF Sub II (Cayman) Ltd. (“Sub II”), a Cayman Islands exempted company. All intercompany accounts and transactions have been eliminated upon consolidation. As of March 31, 2024, Sub I and Sub II represented 0.98% and 1.24% of the Fund’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

(Unaudited)

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

(Unaudited)

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Fund does not believe it will ultimately be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements.

Securities Transactions

The Fund records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the current policy. State registration fees are amortized over twelve months from the time of payment.

Offering Costs

Offering costs of the Fund are capitalized and amortized to expense over the twelve month period following such capitalization on a straight line basis. Since inception of the Fund, a portion of the offering costs incurred by the

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

(Unaudited)

Fund have been paid for by the Adviser, for which the Adviser has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s offering costs.

Organization Costs

Organizational costs of the Fund are expensed as incurred. Since inception, organizational costs incurred by the Fund have been paid for the by the Adviser, for which it has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s organizational costs.

Federal and Other Taxes

The Fund intends to continue operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2024, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$56,325,286

Gross unrealized appreciation	$3,333,726
Gross unrealized depreciation	(1,070,182)
Net unrealized appreciation	$2,263,544

Distributions

The composition of distributions paid to shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to shareholders are recorded as a liability on ex-dividend date. If a shareholder opts-in to the Fund’s distribution reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Fund as of the payment date, pursuant to the DRIP. The Fund’s shareholders who choose not to participate in the DRIP generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Fund for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Fund.

For the period ended March 31, 2024, the Fund declared distributions to shareholders of $1,268,838 or $0.234 per share.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2024:

Investments at Fair Value	Level I	Level II	Level III	Total
CLO Debt	$-	$1,556,650	$-	$1,556,650
CLO Equity	-	-	57,032,180	57,032,180
Total Investments at Fair Value	$-	$1,556,650	$57,032,180	$58,588,830

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2024:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of March 31, 2024	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$57,032,180	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 4.26%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.50% - 4.10% / 3.67%
			Reinvestment Price	99.50%
			Recovery Rate	69.01% - 70.00% / 69.67%
			Expected Yield(4)	12.27% - 46.93% / 20.31%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Fund’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Valuation of Investments”. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s fair value measurements as of March 31, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the year ended March 31, 2024:

CLO Equity
Balance as of January 1, 2024	$39,773,103

Purchases of investments	17,540,958

Proceeds from sales, maturity of investments or return of capital (1)	486,942

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(768,823)

Balance as of March 31, 2024(2)	$57,032,180

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2024	$250,781

(1) Includes $486,942 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(2) There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Fund's portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Fund’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Fund holds as of the reporting date.

Valuation of CLO Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

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transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such positions are considered Level II assets.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

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the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Fund invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Fund invests. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Fund may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund, or adversely and materially affect the value of the Fund’s

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Schedule of Investments
March 31, 2024

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investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Fund may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/or mark-to-market losses, and other risks.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Fund’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Fund’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Fund’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Fund as a CLO equity holder (as well as the cash flow the Fund receives on the Fund’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of the Fund’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant reference rate will increase the financing costs of CLOs.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

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Notes to Consolidated Schedule of Investments
March 31, 2024

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Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund's underlying obligors, the collateral managers of the CLOs in which the Fund invests (or managers of other securitized or pooled vehicles in which the Fund invests), or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Fund).

Illiquid Shares Risk

The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. To provide shareholders with limited liquidity, the Fund intends to offer to repurchase shares from shareholders in each quarter in an amount up to 5% of the Fund’s net asset value, calculated as of the prior calendar quarter end. The Board has complete discretion to determine whether the Fund will engage in any share repurchase, and if so, the terms of such repurchase. An investment in the Fund is not suitable for investors that require short-term liquidity.